                     GE LIFE AND ANNUITY ASSURANCE COMPANY
                               POWER OF ATTORNEY

The undersigned officers and directors of GE Life and Annuity Assurance Company, a Virginia Corporation (the "Company"), hereby nominate and appoint Thomas E. Duffy, J. Kevin Helmintoller, John E. Karaffa, Geoffrey S. Stiff, Paul A. Haley, Michael D. Pappas, and Heather C. Harker (with full power to each of them to act alone) as his/her true and lawful attorney in fact and agent, for him/her and in his/her name and place in any and all capacities, to execute and sign all Registration Statements of the Company filed with the Securities and Exchange Commission on Forms N-4 and N-6 under the Securities Act of 1933 and the Investment Company Act of 1940 and on Form S-1 under the Securities Act of 1933 (including any and all pre and post effective amendments and any supplements thereto), and to file with the Securities and Exchange Commission all such Registration Statements, amendments, applications, exemptions and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such Registration Statement, amendment or supplement, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors might or could do. The delegation of authority contained in this Power of Attorney shall supercede all previous powers given by the directors and officers of the Company for the purposes described herein and shall continue in full force and effect until this Power of Attorney is amended or rescinded or superceded by further action of the officers and directors of the Company.

IN WITNESS WHEREOF, the undersigned in their capacity as directors and as the respective President, Chief Financial Officer, and Controller of GE LIFE AND ANNUITY ASSURANCE COMPANY have caused this power of attorney to be executed in their respective name for the specific purpose described above as of October 1, 2004.


                                              By:     /S/  PAMELA S. SCHUTZ
                                                  ------------------------------
                                                  Pamela S. Schutz
                                                  President and Chief Executive
                                                    Officer

                                              By:  /S/  J. KEVIN HELMINTOLLER
                                                  ------------------------------
                                                  J. Kevin Helmintoller
                                                  Senior Vice President and
                                                    Chief Financial Officer

                                              By:     /S/  JOHN E. KARAFFA
                                                  ------------------------------
                                                  John E. Karaffa
                                                  Vice President and Controller


Attest:   /S/  THOMAS E. DUFFY
        --------------------------
        Thomas E. Duffy
        Senior Vice President,
          General Counsel and
          Secretary

                      (Signatures Continued on Next Page)

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                          /S/  PAUL A. HALEY   Director
                        ----------------------
                        Paul A. Haley

                        /S/  ROBERT T. METHVEN Director
                        ----------------------
                        Robert T. Methven

                        /S/  DANIEL C. MUNSON  Director
                        ----------------------
                        Daniel C. Munson

                          /S/  LEON E. RODAY   Director
                        ----------------------
                        Leon E. Roday

                        /S/  PAMELA S. SCHUTZ  Director
                        ----------------------
                        Pamela S. Schutz

                        /S/  GEOFFREY S. STIFF Director
                        ----------------------
                        Geoffrey S. Stiff

                        /S/  THOMAS M. STINSON Director
                        ----------------------
                        Thomas M. Stinson

                                      2